UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): February 7, 2008

COVIDIEN LTD.

(Exact Name of Registrant as Specified in Charter)

Bermuda	001-33259	98-0518045
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

131 Front Street

Hamilton, HM 12 Bermuda

(Address of Principal Executive Offices, including Zip Code)

441-298-2480

(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

On February 7, 2008, Covidien Ltd. (the “Company”) issued a press release announcing financial results for the fiscal quarter ended December 28, 2007. A copy of the press release is furnished as Exhibit 99.1 to this report.

The information disclosed in Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.2, is incorporated by reference into this Item 2.02.

Item 7.01	Regulation FD Disclosure

During the first quarter of fiscal 2008, the Company’s management and Board of Directors approved plans to sell its Retail Products segment, Specialty Chemicals business within the Pharmaceutical Products segment and its European Incontinence Products business within the Medical Supplies segment. Each respective business met the assets held for sale and discontinued operations criteria, and accordingly, have been reclassified to discontinued operations for all periods.

In addition, during the first quarter of fiscal 2008, the Company realigned its operating segments to more accurately reflect its business units that operate in different industries. Operations formerly managed by the Medical Devices segment that related to the sale and production of radiopharmaceuticals and contrast products are now managed by the Imaging Solutions segment. As a result, net sales and operating income for the Medical Devices and the Imaging Solutions segments will be revised for all prior periods; this reclassification will have no impact on the results of operations, financial condition or cash flows of the Company as a whole.

In order to assist investors, the Company has prepared revised quarterly and year-end financial information for fiscal 2007 reflecting the changes discussed above. This unaudited quarterly and year-end financial information is furnished as Exhibit 99.2 to this report and includes:

•	Statement of Income and Non-GAAP reconciliation for the Quarter Ended December 29, 2006

•	Statement of Income and Non-GAAP reconciliation for the Quarter Ended March 30, 2007

•	Statement of Operations and Non-GAAP reconciliation for the Quarter Ended June 29, 2007

•	Statement of Income and Non-GAAP reconciliation for the Quarter Ended September 28, 2007

•	Statement of Operations and Non-GAAP reconciliation for the Fiscal Year Ended September 28, 2007

•	Segment Sales and Operating Income for the Quarter Ended December 29, 2006

•	Segment Sales and Operating Income for the Quarter Ended March 30, 2007

•	Segment Sales and Operating Income for the Quarter Ended June 29, 2007

•	Segment Sales and Operating Income for the Quarter Ended September 28, 2007

•	Segment Sales and Operating Income for the Fiscal Year Ended September 28, 2007

•	Select Product Line Sales for the Quarters Ended December 29, 2006, March 30, 2007, June 29, 2007 and September 28, 2007 and the Fiscal Year Ended September 28, 2007

Exhibit 99.2 contains certain financial measures, including adjusted operating income and adjusted earnings per share, that are considered non-GAAP financial measures under applicable Securities and Exchange Commission rules and regulations. These non-GAAP financial measures should be considered supplemental to, and not a substitute for, financial information prepared in accordance with generally accepted accounting principles. The definition of these non-GAAP financial measures may differ from similarly titles measures used by others.

The non-GAAP financial measures used adjust for specified items that can be highly variable or difficult to predict. The Company generally uses these non-GAAP financial measures to facilitate management’s financial and operational decision-making, including evaluation of Covidien’s historical operating results, comparison to competitors’ operating results and determination of management incentive compensation. These non-GAAP financial measures reflect an additional way of viewing aspects of the Company’s operations that, when viewed with GAAP results and the reconciliations to corresponding GAAP financial measures, may provide a more complete understanding of factors and trends affecting Covidien's business.

Because non-GAAP financial measures exclude the effect of items that will increase or decrease the Company’s reported results of operations, management strongly encourages investors to review the Company’s consolidated financial statements and publicly filed reports in their entirety. A reconciliation of the non-GAAP financial measures to the most directly comparable GAAP financial measures is included in the tables furnished as Exhibit 99.2.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

99.1	Press Release dated February 7, 2008
99.2	Revised Fiscal 2007 Financial Information

The information in this Current Report on Form 8-K, including Exhibits 99.1 and 99.2, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COVIDIEN LTD.

By:	/s/ Richard G. Brown, Jr.
Richard G. Brown, Jr.
Vice President, Chief Accounting Officer and Controller

Date: February 7, 2008